SMITH BARNEY MULTIPLE DISCIPLINE TRUST

On Behalf of

Multiple Discipline Portfolio — Large Cap Growth and Value

SUPPLEMENT DATED SEPTEMBER 28, 2004

TO THE PROSPECTUSES AND STATEMENT OF

ADDITIONAL INFORMATION DATED APRIL 29, 2004

The following information supercedes certain disclosure in the section entitled “Principal Investment Strategies” in the Prospectus and Statement of Additional Information of the portfolio. Defined terms have the same meanings as set forth in the Prospectuses and Statements of Additional Information.

Effective November 1, 2004, the fund listed above will consider large capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the portfolio still will be considered securities of large capitalization companies for purposes of the portfolio’s 80% investment policy.

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